UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

BOLD EAGLE ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2026

BOLD EAGLE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42385	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

955 Fifth Avenue

New York, NY 10075

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (310) 209-7280

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one right to receive one twentieth (1/20) of a Class A ordinary share	BEAGU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 par value	BEAG	The Nasdaq Stock Market LLC
Rights, each entitling the holder to receive one twentieth (1/20) of one Class A ordinary share	BEAGR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On October 20, 2026, Bold Eagle Acquisition Corp. (“Bold Eagle”) and REDL Intermediate Holdings, LLC (“REDLattice”) jointly issued a press release announcing the confidential submission of a draft registration statement on Form S-4 to the U.S. Securities and Exchange Commission (“SEC”) in connection with the previously-announced proposed business combination between Bold Eagle and REDLattice. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated October 20, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Additional Information About the Transaction and Where to Find It

In connection with the business combination, Bold Eagle and REDLattice have prepared and confidentially submitted a registration statement with the SEC, which includes a preliminary proxy statement and preliminary prospectus of Bold Eagle with respect to the securities to be offered in the business combination. After the registration statement is publicly filed, and ultimately declared effective, Bold Eagle will mail a definitive proxy statement/final prospectus to its shareholders as of a record date to be established for voting on the business combination. The registration statement, including the proxy statement/prospectus contained therein, will contain important information about the business combination and the other matters to be voted upon at a meeting of Bold Eagle’s shareholders. This Current Report on Form 8-K and the exhibit hereto do not contain all the information that should be considered concerning the business combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. Bold Eagle and REDLattice may also file other documents with the SEC regarding the business combination. Bold Eagle’s shareholders and other interested persons are advised to read, when available, the registration statement, including the preliminary proxy statement/preliminary prospectus contained therein, the amendments thereto and the definitive proxy statement/final prospectus and other documents filed in connection with the business combination, as these materials will contain important information about Bold Eagle, REDLattice, and the business combination. The documents filed by Bold Eagle and REDLattice with the SEC also may be obtained free of charge upon written request to Bold Eagle at Bold Eagle Acquisition Corp., 955 Fifth Avenue, New York, NY 10075.

Additional Information About the Extension and Where to Find It

Bold Eagle filed a definitive proxy statement (the “Extension Proxy Statement”) with the SEC and mailed the same to Bold Eagle’s shareholders on October 5, 2026 in connection with Bold Eagle’s solicitation of proxies for the vote by Bold Eagle shareholders to approve an amendment to its amended and restated memorandum and articles of association to extend (the “Extension”) the date by which Bold Eagle must consummate an initial business combination. Bold Eagle may also file other relevant documents regarding the Extension with the SEC. This Current Report on Form 8-K and the exhibit hereto do not contain all the information that should be considered concerning the Extension and is not intended to form the basis of any investment decision or any other decision in respect of the Extension. Before making any voting or investment decision, investors, security holders of Bold Eagle, and other interested persons are urged to read the Extension Proxy Statement and any amendments or supplements thereto when available in connection with Bold Eagle’s solicitation of proxies for its extraordinary meeting of shareholders to be held to approve the Extension, because these documents will contain important information about Bold Eagle and the Extension.

No Offer or Solicitation

This Current Report on Form 8-K and the exhibit hereto shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination transaction or the Extension. This Current Report on Form 8-K and the exhibit hereto also do not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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Participants in the Solicitation

REDLattice and Bold Eagle and their respective directors, managers and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies of Bold Eagle’s shareholders in connection with the business combination and/or in connection with the Extension. Investors and security holders may obtain more detailed information regarding the names and interests of Bold Eagle’s directors and officers in Bold Eagle’s filings with the SEC, including the Extension Proxy Statement, which is available at: https://www.sec.gov/Archives/edgar/data/1852207/000121390026106611/ea0306149-02.htm, and Bold Eagle’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 23, 2026, and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0001852207/000121390026032983/ea0276711-10k_bold.htm, under the headings “Directors, Executive Officers and Corporate Governance”, “Executive Compensation”, “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Certain Relationships and Related Transactions, and Director Independence.” Additional information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Bold Eagle’s shareholders in connection with the business combination will be set forth in the registration statement, when available. Investors, shareholders and other interested persons are urged to read the Extension Proxy Statement, the registration statement, the proxy statement/prospectus included therein, and other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the transactions. Investors, shareholders and other interested persons are able to obtain free copies of the Extension Proxy Statement and will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about REDLattice and Bold Eagle through the website maintained by the SEC at www.sec.gov.

Forward-Looking Statements

This Current Report on Form 8-K and the exhibit hereto contain certain forward-looking statements that are based on REDLattice’s and Bold Eagle’s management’s beliefs and assumptions and on information currently available to management with respect to Bold Eagle and REDLattice and the business combination, including expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding REDLattice and statements regarding the anticipated benefits and timing of the completion of the business combination, and REDLattice’s expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “believe,” “expect,” “anticipate,” “create,” “strategy,” “opportunity,” “provide,” “expand,” “will,” “would,” “will be,” “will continue,” “will likely result,” “will accelerate” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties, including: uncertainties as to the timing of the business combination; the risk that the business combination may not be completed in a timely manner or at all; the risk that Bold Eagle may not obtain shareholder approval for the Extension; the risk that the business combination may not be completed by prior to Bold Eagle’s business combination deadline; the number of redemption requests made by Bold Eagle’s shareholders in connection with the business combination and Extension; the failure by the parties to satisfy the conditions to the consummation of the business combination, including the approval of Bold Eagle’s shareholders; the occurrence of any event, change or other circumstance that could give rise to the termination of the negotiations or definitive agreements related to the business combination; changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations; changes in business, market, financial, political and regulatory conditions; the effect of the announcement or pendency of the business combination on REDLattice’s business; the risk factors discussed in Bold Eagle’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 23, 2026, the Extension Proxy Statement, the registration statement related to the business combination which is expected to be filed with the SEC, and the other documents filed, or to be filed by REDLattice or Bold Eagle with the SEC from time to time. The actual results could differ materially from those expressed in, or implied by, these forward-looking statements, and, accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur. In addition, many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K and the exhibit hereto. There may also be additional risks that REDLattice and Bold Eagle do not presently know or that REDLattice and Bold Eagle currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Recipients are cautioned not to put undue reliance on forward-looking statements, and none of REDLattice, Bold Eagle, or any of their respective representatives assumes any obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of REDLattice or Bold Eagle, or any of their respective representatives gives any assurance that these expectations will be achieved on the time periods expected or at all.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOLD EAGLE ACQUISITION CORP.

	By:	/s/ Eli Baker
		Name:	Eli Baker
		Title:	Chief Executive Officer

Dated: October 20, 2026

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Exhibit 99.1

REDLattice and Bold Eagle Acquisition Corp. Announce Confidential Submission of Draft Registration Statement on Form S-4 in Connection with Proposed Business Combination

CHANTILLY, Va. and NEW YORK, N.Y., October 20, 2026 – REDL Intermediate Holdings, LLC (together with its subsidiaries, “REDLattice”), the leading operational cyber intelligence platform providing integrated technology solutions to support critical national security and intelligence missions, and Bold Eagle Acquisition Corp. (Nasdaq: BEAG) (“Bold Eagle”), a publicly listed special purpose acquisition company, today announced the confidential submission of a draft registration statement on Form S-4 (the “Registration Statement”) to the U.S. Securities and Exchange Commission (“SEC”).

The submission of the Registration Statement marks an important milestone toward the completion of the previously announced proposed business combination between REDLattice and Bold Eagle that would result in REDLattice becoming a publicly traded company listed on Nasdaq under the ticker symbol “REDL”.

The closing of the business combination is subject to approval by Bold Eagle shareholders, SEC review of the Registration Statement, receipt of required regulatory approvals, approval by the relevant stock exchange to list the securities of the combined company, shareholder approval of an extension of the time that Bold Eagle has to consummate the business combination, and other customary closing conditions.

About REDLattice

REDLattice is a U.S.-based global defense technology company providing advanced cyber intelligence capabilities to government law enforcement, intelligence, and military intelligence agencies in support of their national security and public safety missions.

Combining deep technological expertise, continuous innovation, and a commitment to responsible business practices, REDLattice develops and delivers advanced intelligence solutions designed to address the evolving operational challenges faced by government agencies. The company is committed to supporting its customers in fulfilling their lawful missions while maintaining the essential balance between privacy and public safety.

About Bold Eagle Acquisition Corp.

Bold Eagle Acquisition Corp. (Nasdaq: BEAG) is a blank check company incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Bold Eagle is led by Co-Chairmen Harry Sloan and Jeff Sagansky and Chief Executive Officer Eli Baker, the team behind Eagle Equity Partners’ prior public acquisition vehicles.

Additional Information About the Transaction and Where to Find It

In connection with the business combination, Bold Eagle and REDLattice have prepared and confidentially submitted a Registration Statement with the SEC, which includes a preliminary proxy statement and preliminary prospectus of Bold Eagle with respect to the securities to be offered in the business combination. After the Registration Statement is publicly filed, and ultimately declared effective, Bold Eagle will mail a definitive proxy statement/final prospectus to its shareholders as of a record date to be established for voting on the business combination. The Registration Statement, including the proxy statement/prospectus contained therein, will contain important information about the business combination and the other matters to be voted upon at a meeting of Bold Eagle’s shareholders. This press release does not contain all the information that should be considered concerning the business combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. Bold Eagle and REDLattice may also file other documents with the SEC regarding the business combination. Bold Eagle’s shareholders and other interested persons are advised to read, when available, the Registration Statement, including the preliminary proxy statement/preliminary prospectus contained therein, the amendments thereto and the definitive proxy statement/final prospectus and other documents filed in connection with the business combination, as these materials will contain important information about Bold Eagle, REDLattice, and the business combination. The documents filed by Bold Eagle and REDLattice with the SEC also may be obtained free of charge upon written request to Bold Eagle at Bold Eagle Acquisition Corp., 955 Fifth Avenue, New York, NY 10075.

Additional Information About the Extension and Where to Find It

Bold Eagle filed a definitive proxy statement (the “Extension Proxy Statement”) with the SEC and mailed the same to Bold Eagle’s shareholders on October 5, 2026 in connection with Bold Eagle’s solicitation of proxies for the vote by Bold Eagle shareholders to approve an amendment to its amended and restated memorandum and articles of association to extend (the “Extension”) the date by which Bold Eagle must consummate an initial business combination. Bold Eagle may also file other relevant documents regarding the Extension with the SEC. This press release does not contain all the information that should be considered concerning the Extension and is not intended to form the basis of any investment decision or any other decision in respect of the Extension. Before making any voting or investment decision, investors, security holders of Bold Eagle, and other interested persons are urged to read the Extension Proxy Statement and any amendments or supplements thereto when available in connection with Bold Eagle’s solicitation of proxies for its extraordinary meeting of shareholders to be held to approve the Extension, because these documents will contain important information about Bold Eagle and the Extension.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination transaction or the Extension. This press release also does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

REDLattice and Bold Eagle and their respective directors, managers and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies of Bold Eagle’s shareholders in connection with the business combination and/or in connection with the Extension. Investors and security holders may obtain more detailed information regarding the names and interests of Bold Eagle’s directors and officers in Bold Eagle’s filings with the SEC, including the Extension Proxy Statement, which is available at: https://www.sec.gov/Archives/edgar/data/1852207/000121390026106611/ea0306149-02.htm, and Bold Eagle’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 23, 2026, and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0001852207/000121390026032983/ea0276711-10k_bold.htm, under the headings “Directors, Executive Officers and Corporate Governance”, “Executive Compensation”, “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Certain Relationships and Related Transactions, and Director Independence.” Additional information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Bold Eagle’s shareholders in connection with the business combination will be set forth in the Registration Statement, when available. Investors, shareholders and other interested persons are urged to read the Extension Proxy Statement, the Registration Statement, the proxy statement/prospectus included therein, and other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the transactions. Investors, shareholders and other interested persons are able to obtain free copies of the Extension Proxy Statement and will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about REDLattice and Bold Eagle through the website maintained by the SEC at www.sec.gov.

Forward-Looking Statements

This press release contains certain forward-looking statements that are based on REDLattice’s and Bold Eagle’s management’s beliefs and assumptions and on information currently available to management with respect to Bold Eagle and REDLattice and the business combination, including expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding REDLattice and statements regarding the anticipated benefits and timing of the completion of the business combination, and REDLattice’s expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “believe,” “expect,” “anticipate,” “create,” “strategy,” “opportunity,” “provide,” “expand,” “will,” “would,” “will be,” “will continue,” “will likely result,” “will accelerate” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties, including: uncertainties as to the timing of the business combination; the risk that the business combination may not be completed in a timely manner or at all; the risk that Bold Eagle may not obtain shareholder approval for the Extension; the risk that the business combination may not be completed prior to Bold Eagle’s business combination deadline; the number of redemption requests made by Bold Eagle’s shareholders in connection with the business combination and Extension; the failure by the parties to satisfy the conditions to the consummation of the business combination, including the approval of Bold Eagle’s shareholders; the occurrence of any event, change or other circumstance that could give rise to the termination of the negotiations or definitive agreements related to the business combination; changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations; changes in business, market, financial, political and regulatory conditions; the effect of the announcement or pendency of the business combination on REDLattice’s business; the risk factors discussed in Bold Eagle’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 23, 2026, the Extension Proxy Statement, the Registration Statement related to the business combination which is expected to be filed with the SEC, and the other documents filed, or to be filed, by REDLattice or Bold Eagle with the SEC from time to time. The actual results could differ materially from those expressed in, or implied by, these forward-looking statements, and, accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur. In addition, many factors could cause actual future events to differ materially from the forward-looking statements in this press release. There may also be additional risks that REDLattice and Bold Eagle do not presently know or that REDLattice and Bold Eagle currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Recipients are cautioned not to put undue reliance on forward-looking statements, and none of REDLattice, Bold Eagle, or any of their respective representatives assumes any obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of REDLattice or Bold Eagle, or any of their respective representatives gives any assurance that these expectations will be achieved on the time periods expected or at all.

Contact

Media and Investors:

REDLattice@icrinc.com

roconnor@eaglesinvest.com